Financial risks	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Financial risks
4 Financial risks
General
As an insurance group, Aegon is exposed to a variety of risks. Aegon’s largest exposures are to changes in financial markets (e.g. foreign currency, interest rate, credit and equity market risks) that affect the value of the investments, liabilities from products that Aegon sells, deferred expenses and value of business acquired. Other risks include insurance related risks, such as changes in mortality, morbidity, bond credit spread and liquidity premium, which are discussed in note 34 Insurance contracts. Aegon manages risk at local level where business is transacted, based on principles and policies established at the Group level. Aegon’s integrated approach to risk management involves similar measurement of risk and scope of risk coverage to allow for aggregation of the Group’s risk position.
To manage its risk exposure, Aegon has risk policies in place. Many of these policies are group-wide while others are specific to the unique situation of local businesses. The Group level policies limit the Group’s exposure to major risks such as equity, interest rates, credit, and currency. The limits in these policies in aggregate remain within the Group’s overall tolerance for risk and the Group’s financial resources. Operating within this policy framework, Aegon employs risk management programs including asset liability management (ALM) processes and models and hedging programs (which are largely conducted via the use of financial derivative instruments). These risk management programs are in place in each country unit and are not only used to manage risk in each unit, but are also part of the Group’s overall risk strategy.
Aegon operates a Derivative Use Policy to govern its usage of derivatives. This policy establishes the control, authorization, execution and monitoring requirements of the usage of such instruments. In addition, the policy stipulates necessary mitigation of credit risk created through derivatives management tools. For derivatives, counterparty credit risk is normally mitigated by requirements to post collateral via credit support annex agreements or through a central clearing house.
As part of its risk management programs, Aegon takes inventory of its current risk position across risk categories. Aegon also measures the sensitivity of net income and shareholders’ equity under both deterministic and stochastic scenarios. Management uses the insight gained through these ‘what if?’ scenarios to manage the Group’s risk exposure and capital position. The models, scenarios and assumptions used are reviewed regularly and updated as necessary.
Results of Aegon’s sensitivity analyses are presented throughout this section to show the estimated sensitivity of net income and shareholders’ equity to various scenarios. For each type of market risk, the analysis shows how net income and shareholders’ equity would have been affected by changes in the relevant risk variable that were reasonably possible at the reporting date. For each sensitivity test the impact of a reasonably possible change in a single factor is shown. Management action is taken into account to the extent that it is part of Aegon’s regular policies and procedures, such as established hedging programs. However, incidental management actions that would require a change in policies and procedures are not considered.
Each sensitivity analysis reflects the extent to which the shock tested would affect management’s critical accounting estimates and judgment in applying Aegon’s accounting policies. Market-consistent assumptions underlying the measurement of non-listed
assets and liabilities are adjusted to reflect the shock tested. The shock may also affect the measurement of assets and liabilities based on assumptions that are not observable in the market. For example, a shock in interest rates may lead to changes in the amortization schedule of DPAC or to increased impairment losses on equity investments. Although management’s short-term assumptions may change if there is a reasonably possible change in a risk factor, long-term assumptions will generally not be revised unless there is evidence that the movement is permanent. This fact is reflected in the sensitivity analyses.
The accounting mismatch inherent in IFRS is also apparent in the reported sensitivities. A change in interest rates has an immediate impact on the carrying amount of assets measured at fair value. However, the shock will not have a similar effect on the carrying amount of the related insurance liabilities that are measured based on locked-in
assumptions or on management’s long-term expectations. Consequently, the different measurement bases for assets and liabilities lead to increased volatility in IFRS net income and shareholders’ equity. Aegon has classified a significant part of its investment portfolio as
‘available-for-sale’,
which is one of the main reasons why the economic shocks tested have a different impact on net income than on shareholders’ equity.

Unrealized gains and losses on these assets are not recognized in the income statement but are booked through other comprehensive income to the revaluation reserves in shareholders’ equity, unless impaired. As a result, economic sensitivities predominantly impact shareholders’ equity but leave net income unaffected. The effect of movements of the revaluation reserve on capitalization ratios and capital adequacy are minimal. Aegon’s target ratio for the composition of its capital base is based on shareholders’ equity excluding the revaluation reserve.
The sensitivities do not reflect what the net income for the period would have been if risk variables had been different because the analysis is based on the exposures in existence at the reporting date rather than on those that actually occurred during the year. Nor are the results of the sensitivities intended to be an accurate prediction of Aegon’s future shareholders’ equity or earnings. The analysis does not take into account the impact of future new business, which is an important component of Aegon’s future earnings. It also does not consider all methods available to management to respond to changes in the financial environment, such as changing investment portfolio allocations or adjusting premiums and crediting rates. Furthermore, the results of the analyses cannot be extrapolated for wider variations since effects do not tend to be linear.
Concentration risk for financial risks are measured and managed at the following levels:
◆	Concentration per risk type: Risk exposures are measured per risk type as part of Aegon’s internal economic framework. A risk tolerance framework is in place which sets risk limits per risk type to target desired risk balance and promote diversification across risk types;
◆	Concentration per counterparty: Risk exposure is measured and risk limits are in place per counterparty as part of the Counterparty Name Limit Policy; and
◆	Concentration per sector, geography and asset class: Aegon’s investment strategy is translated in investment mandates for its internal and external asset managers. Through these investment mandates limits on sector, geography and asset class are set. Compliance monitoring of the investment mandates is done by the insurance operating companies.
Moreover, concentration of financial risks are measured in Aegon business planning cycle. As part of business planning, the resilience of Aegon’s business strategy is tested in several extreme event scenarios. In the Adverse Financial scenario, financial markets are stressed without assuming diversification across different market factors. Within the projection certain management actions may be implemented when management deems this necessary.
Aegon’s significant financial risks and related financial information are explained in the order as follows:
◆	Credit risk
◆	Equity market risk and other investment risks
◆	Interest rate risk
◆	Currency exchange risk
◆	Liquidity risk
Credit risk
As premiums and deposits are received, these funds are invested to pay for future policyholder obligations. For general account products, Aegon typically bears the risk for investment performance which is equal to the return of principal and interest. Aegon is exposed to credit risk on its general account fixed-income portfolio (debt securities, mortgages and private placements), over-the-counter
derivatives and reinsurance contracts. Some issuers have defaulted on their financial obligations for various reasons, including bankruptcy, lack of liquidity, downturns in the economy, downturns in real estate values, operational failure and fraud. During financial downturns, Aegon can incur defaults or other reductions in the value of these securities and loans, which could have a materially adverse effect on Aegon’s business, results of operations and financial condition. Investments for account of policyholders are excluded as the policyholder bears the credit risk associated with the investments.
The table that follows shows the Group’s maximum exposure to credit risk from investments in general account financial assets, as well as general account derivatives and reinsurance assets, collateral held and net exposure. Please refer to note 45 and 46 for further information on capital commitments and contingencies and on collateral given, which may expose the Group to credit risk.

2020	Maximum exposure to credit risk	Cash	Securities	Letters of credit / guarantees	Real estate property	Master netting agree- ments	Other	Total collateral	Surplus collateral (or overcollater - alization)	Net exposure
Debt securities - carried at fair value	99,350	-	-	245	-	-	-	245	-	99,105

Money market and other short-term investments - carried at fair value	4,667	-	330	-	-	-	-	330	19	4,357

Mortgage loans - carried at amortized cost	38,244	2,685	-	60	64,028	-	-	66,772	28,655	126

Private loans - carried at amortized cost	4,358	45	-	-	-	-	-	45	-	4,313

Other loans - carried at amortized cost	1,917	-	-	-	-	-	1,786	1,786	1,293	1,424

Other financial assets - carried at fair value	3,641	-	-	-	-	-	-	-	-	3,641

Derivatives	13,238	4,873	60	29	-	8,373	-	13,336	135	38

Reinsurance assets	18,910	-	3,578	117	-	-	-	3,694	-	15,216

At December 31	184,326	7,603	3,967	450	64,028	8,373	1,786	86,207	30,101	128,220

2019	Maximum exposure to credit risk	Cash	Securities	Letters of credit / guarantees	Real estate property	Master netting agree- ments	Other	Total collateral	Surplus collateral (or overcollateral - ization)	Net exposure

Debt securities - carried at fair value	86,853	-	-	267	-	-	-	267	-	86,586

Money market and other short-term investments - carried at fair value	5,327	-	363	-	-	-	-	363	23	4,987

Mortgage loans - carried at amortized cost	37,750	2,648	-	65	61,159	-	-	63,872	26,249	127

Private loans - carried at amortized cost	4,487	51	-	-	-	-	-	51	-	4,436

Other loans - carried at amortized cost	2,353	-	-	-	-	-	2,008	2,008	1,329	1,674

Other financial assets - carried at fair value	4,083	-	-	-	-	-	-	-	-	4,083

Derivatives	10,658	2,666	47	31	-	8,186	-	10,930	283	10

Reinsurance assets	20,253	-	3,884	105	-	-	-	3,989	-	16,263

At December 31	171,764	5,365	4,294	468	61,159	8,186	2,008	81,481	27,884	118,167
Debt securities
Several bonds in Aegon’s Americas’ portfolio are guaranteed by Monoline insurers. This is shown in the table above in the column ‘Letters of credit / guarantees’.
Money market and short-term investments
The collateral reported for the money market and short-term investments are related to tri-party
repurchase agreements (repos). Within
tri-party
repos Aegon invests under short-term reverse repurchase agreements and the counterparty posts collateral to a third party custodian. The collateral posted is typically high-quality, short-term securities and is only accessible for or available to Aegon in the event the counterparty defaults.

Mortgage loans
The real estate collateral for mortgages includes both residential and commercial properties. The collateral for commercial mortgage loans in Aegon Americas is measured at fair value. At a minimum on an annual basis, a fair value is estimated for each individual real estate property that has been pledged as collateral. When a loan is originally provided, an external appraisal is obtained to estimate the value of the property. In subsequent years, the value is typically estimated internally using various professionally accepted valuation methodologies. Internal appraisals are performed by qualified, professionally accredited personnel. International valuation standards are used and the most significant assumptions made during the valuation of real estate are the current cost of reproducing or replacing the property, the value that the property’s net earning power will support, and the value indicated by recent sales of comparable properties. Valuations are primarily supported by market evidence. For Aegon the Netherlands, collateral for the residential mortgages is measured as the foreclosure value which is indexed periodically.
Cash collateral for mortgage loans includes the savings that have been received to redeem the underlying mortgage loans at redemption date. These savings are part of the credit side of the statement of financial position, but reduce the credit risk for the mortgage loan as a whole.
A substantial part of Aegon’s Dutch residential mortgage loan portfolio benefits from guarantees by a Dutch government-backed trust (Stichting Waarborgfonds Eigen Woning) through the Dutch Mortgage loan Guarantee program (NHG). With exception of
NHG-backed
mortgage loans originated after January 1, 2014, for which a 10% lender-incurred haircut applies on realized losses on each defaulted loan, these guarantees cover all principal losses, missed interest payments and foreclosure costs incurred upon termination and settlement of defaulted mortgage loans when lender-specific terms and conditions of the guarantee are met. When not fully met, the trust may pay claims in part or in full, depending on the severity of the breach of terms and conditions. For each specific loan, the guarantee amortizes in line with an equivalent annuity mortgage loan. When the remaining loan balance at default does not exceed the amortized guarantee, it covers the full loss under its terms and conditions. Any loan balance in excess of this decreasing guarantee profile serves as a first loss position for the lender.
Derivatives
The master netting agreements column in the table relates to derivative liability positions which are used in Aegon’s credit risk management. The offset in the master netting agreements column includes balances where there is a legally enforceable right of offset, but no intention to settle these balances on a net basis under normal circumstances. As a result, there is a net exposure for credit risk management purposes. However, as there is no intention to settle these balances on a net basis, they do not qualify for net presentation for accounting purposes.
Reinsurance assets
The collateral related to the reinsurance assets include assets in trust that are held by the reinsurer for the benefit of Aegon. The assets in trust can be accessed to pay policyholder benefits in the event the reinsurers fail to perform under the terms of their contract. Further information on the related reinsurance transactions is included in note 26 Reinsurance assets.
Other loans
The collateral included in the other column represents the policyholders account value for policy loans. The excess of the account value over the loan value is included in the surplus collateral column. For further information on the policy loans refer to note 22.1 Financial assets, excluding derivatives.
The total collateral includes both under- and over-collateralized positions. To present a net exposure of credit risk, the over-collateralization, which is shown in the surplus collateral column, is extracted from the total collateral.
Credit risk management
Aegon manages credit risk exposure by individual counterparty, sector and asset class, including cash positions. Normally, Aegon mitigates credit risk in derivative contracts by entering into credit support agreement, where practical, and in ISDA master netting agreements for most of Aegon’s legal entities to facilitate Aegon’s right to offset credit risk exposure. Main counterparties to these transactions are investment banks which are typically rated ‘A’ or higher. The credit support agreement will normally dictate the threshold over which collateral needs to be pledged by Aegon or its counterparty. Transactions requiring Aegon or its counterparty to post collateral are typically the result of derivative trades, comprised mostly of interest rate swaps, equity swaps, currency swaps and credit swaps. Collateral received is mainly cash (USD and EUR). The credit support agreements that outline the acceptable collateral require high-quality instruments to be posted. Over the last three years, there was no default with any derivatives counterparty. The credit risk associated with financial assets subject to a master netting agreement is eliminated only to the extent that financial liabilities due to the same counterparty will be settled after the assets are realized. Eligible derivative transactions are traded via Central Clearing Houses as required by EMIR and the Dodd-Frank act. Credit risk in these transactions is mitigated through posting of initial and variation margins.
Aegon may also mitigate credit risk in reinsurance contracts by including downgrade clauses that allow the recapture of business, retaining ownership of assets required to support liabilities ceded or by requiring the reinsurer to hold assets in trust. For the resulting net credit risk exposure, Aegon employs deterministic and stochastic credit risk modeling in order to assess the Group’s credit risk profile, associated earnings and capital implications due to various credit loss scenarios.
Aegon operates a Credit Name Limit Policy (CNLP) under which limits are placed on the aggregate exposure that it has to any one counterparty. Limits are placed on the exposure at both group level and individual country units. The limits also vary by a rating system, which is a composite of the main rating agencies (S&P, Moody’s and Fitch) and Aegon’s internal rating of the counterparty. If an exposure exceeds the stated limit, then the exposure must be reduced to the limit for the country unit and rating category as soon as possible. Exceptions to these limits can only be made after explicit approval from Aegon’s Group Risk and Capital Committee (GRCC). The policy is reviewed regularly.
At December 31, 2020, there was one violation of the Credit Name Limit Policy at Group level (2019: two). This related to the Republic of Turkey and is being closely monitored. The breach will be resolved by the disposal of Aegon Turkey, which is expected to close in the course of 2021.
At December 31, 2020, Aegon’s largest corporate credit exposures are to Wilton Re Holdings Ltd, American United Mutual Insurance, SCOR and Reinsurance Group of America and Munich Re. Aegon had large government exposures, the largest being in the Americas, the Netherlands and Germany. Highly rated government bonds and government exposure domestically issued and owned in local currency are excluded from the Credit Name Limit Policy.
Aegon group level long-term counterparty exposure limits are as follows:

Group limits per credit rating

Amounts in EUR million	2020	2019

AAA	900	900

AA	900	900

A	675	675

BBB	450	450

BB	250	250

B	125	125

CCC or lower	50	50
Credit rating
The ratings distribution of general account portfolios of Aegon’s major reporting units, excluding reinsurance assets, are presented in the table that follows, organized by rating category and split by assets that are valued at fair value and assets that are valued at amortized cost. Aegon uses a composite rating based on a combination of the external ratings of S&P, Moody’s, Fitch and National Association of Insurance Commissioners (NAIC which is for US only) and internal ratings. The rating used is the lower of the external rating and the internal rating.

Credit rating general account investments, excluding reinsurance assets 2020	Americas		The Netherlands		United Kingdom		International
	Amortized		Amortized		Amortized		Amortized
	cost	Fair value	cost	Fair value	cost	Fair value	cost	Fair value

AAA	1,066	15,551	1,913	14,362	-	43	-	925

AA	3,494	4,112	74	7,663	-	605	-	617

A	3,369	21,741	46	14,421	-	337	49	2,604

BBB	631	21,049	1,098	4,031	-	173	(4)	3,242

BB	56	1,847	46	248	-	1	-	230

B	-	611	-	100	-	-	45	302

CCC or lower	-	556	-	15	-	-	1	12

Assets not rated	1,775	3,360	30,492	1,464	-	848	30	80

Total	10,390	68,828	33,669	42,305	-	2,008	120	8,014

Past due and / or impaired assets	87	1,130	212	14	-	-	-	88
At December 31	10,477	69,958	33,882	42,319	-	2,008	120	8,102

Credit rating general account investments, excluding reinsurance assets 2020	Asset Management		Total 2020 1)
	Amortized		Amortized		Total carrying
	cost	Fair value	cost	Fair value	value

AAA	-	159	2,980	31,042	34,021

AA	-	3	3,567	13,001	16,568

A	-	4	3,464	39,123	42,586

BBB	-	15	1,725	28,510	30,235

BB	-	16	102	2,372	2,473

B	-	8	45	1,022	1,067

CCC or lower	-	2	1	585	586

Assets not rated	-	1	32,336	5,984	38,320

Total	-	208	44,219	121,637	165,856
Past due and / or impaired assets	-	-	300	1,238	1,538
At December 31	-	208	44,519	122,875	167,394

1	Includes investments of Holding and other activities.

Credit rating general account investments, excluding reinsurance assets 2019	Americas		The Netherlands		United Kingdom		International
	Amortized		Amortized		Amortized		Amortized
	cost	Fair value	cost	Fair value	cost	Fair value	cost	Fair value

AAA	1,311	14,664	1,799	13,342	-	91	-	1,047

AA	3,671	4,162	82	7,625	-	624	-	601

A	3,580	19,752	47	8,271	-	307	61	2,852

BBB	275	19,062	970	1,758	-	120	5	3,102

BB	15	1,314	49	97	-	1	-	168

B	4	926	-	2	-	-	36	312

CCC or lower	-	677	-	-	-	-	-	13

Assets not rated	1,971	4,028	30,306	1,493	-	959	58	89

Total	10,827	64,584	33,251	32,589	-	2,103	160	8,185

Past due and / or impaired assets	95	1,051	210	19	-	-	-	9

At December 31	10,922	65,635	33,460	32,609	-	2,103	160	8,194

Credit rating general account investments, excluding reinsurance assets 2019	Asset Management		Total 2019 1)
	Amortized cost	Fair value	Amortized cost	Fair value	Total carrying value

AAA	-	164	3,110	29,322	32,431

AA	-	2	3,752	13,014	16,766

A	-	11	3,688	31,206	34,895

BBB	-	15	1,249	24,058	25,307

BB	-	27	64	1,678	1,742

B	-	34	40	1,274	1,314

CCC or lower	-	9	-	699	699

Assets not rated	-	5	32,383	6,789	39,172

Total	-	266	44,286	108,040	152,327

Past due and / or impaired assets	-	-	305	1,101	1,406

At December 31	-	266	44,591	109,142	153,732

1	Includes investments of Holding and other activities.
The following table shows the credit quality of the gross positions in the statement of financial position for general account reinsurance assets specifically:

	Carrying value 2020	Carrying value 2019

AAA	-	-

AA	9,025	10,193

A	9,430	9,713

Below A	34	40

Not rated	421	307

At December 31	18,910	20,253
Credit risk concentration
The tables that follow present specific credit risk concentration information for general account financial assets.

Credit risk concentrations – debt securities and money market investments 2020	Americas	The Netherlands	United Kingdom	International	Asset Manage- ment	Total 2020 1)	Of which past due and / or impaired assets

Residential mortgage-backed securities (RMBSs)	2,317	165	-	80	3	2,565	736

Commercial mortgage-backed securities (CMBSs)	2,970	12	122	495	-	3,599	9

Asset-backed securities (ABSs) - CDOs backed by ABS, Corp. bonds, Bank loans	422	1,703	-	35	-	2,159	1

ABSs – Other	1,584	11	74	294	2	1,965	9

Financial - Banking	6,144	4,520	164	1,034	2	11,863	9

Financial - Other	9,080	706	78	744	135	10,760	35

Industrial	25,070	6,154	210	3,073	11	34,518	255

Utility	4,872	401	78	610	-	5,960	143

Government bonds	11,282	17,208	434	1,658	46	30,627	4
At December 31	63,739	30,880	1,160	8,022	199	104,018	1,200

1	Includes investments of Holding and other activities.

Credit risk concentrations – Government bonds per country of risk 2020	Americas	The Netherlands	United Kingdom	International	Asset Management	Total 2020 1)

United States	10,623	61	-	503	2	11,189

Netherlands	-	6,505	-	-	-	6,505

United Kingdom	-	3	368	-	17	387

Austria	-	1,318	-	9	-	1,326

Belgium	-	1,255	-	5	-	1,260

Finland	-	42	-	-	-	42

France	-	1,779	34	3	-	1,816

Germany	-	4,869	-	-	-	4,869

Hungary	2	-	-	375	1	378

Luxembourg	-	950	-	1	-	951

Spain	-	146	-	208	-	354

Rest of Europe	87	165	-	434	3	689

Rest of world	567	115	32	115	24	854
Supranational	3	-	-	4	-	7

At December 31	11,282	17,208	434	1,658	46	30,627

1	Includes investments of Holding and other activities.

Credit risk concentrations – Credit rating 2020 2)	Government bonds	Corporate bonds	RMBSs CMBSs ABSs	Other	Total 2020 1)

AAA	22,335	766	6,256	1,585	30,942

AA	5,657	4,181	1,352	-	11,190

A	1,056	26,438	1,224	-	28,718

BBB	1,175	26,769	320	-	28,264

BB	90	2,055	133	-	2,279

B	308	639	53	-	1,000

CCC or lower	6	282	949	-	1,237

Assets not rated	-	2	2	385	388

At December 31	30,627	61,132	10,289	1,970	104,018

1	Includes investments of Holding and other activities.
2	CNLP Ratings are used and are the lower of the Barclay’s Rating and the Internal Rating with the Barclay’s rating being a blended rating of S&P, Fitch, and Moody’s.

Credit risk concentrations – debt securities and money market investments 2019	Americas	The Netherlands	United Kingdom	International	Asset Management	Total 2019 1)	Of which past due and / or impaired assets

Residential mortgage-backed securities (RMBSs)	2,289	311	-	128	-	2,729	909

Commercial mortgage-backed securities (CMBSs)	3,428	13	128	584	1	4,154	8

Asset-backed securities (ABSs) - CDOs backed by ABS, Corp. bonds, Bank loans	519	1,050	-	73	-	1,642	4

ABSs – Other	1,724	73	72	389	-	2,258	1

Financial - Banking	6,561	2,684	154	1,152	3	10,554	4

Financial - Other	8,885	191	38	813	154	10,096	4

Industrial	23,158	2,243	234	3,142	57	28,835	61

Utility	3,760	136	67	447	1	4,411	52

Government bonds	9,558	16,072	449	1,376	44	27,500	2

At December 31	59,882	22,773	1,143	8,106	260	92,180	1,046

1	Includes investments of Holding and other activities.

Credit risk concentrations – Government bonds per country of risk 2019	Americas	The Netherlands	United Kingdom	International	Asset Management	Total 2019 1)

United States	8,893	1	-	314	2	9,210

Netherlands	-	6,316	-	-	-	6,316

United Kingdom	-	-	362	-	18	380

Austria	-	1,227	-	4	-	1,230

Belgium	-	1,097	21	5	-	1,123

Finland	-	135	-	-	-	135

France	-	1,512	35	3	-	1,551

Germany	-	4,649	-	-	-	4,649

Hungary	2	-	-	345	-	348

Luxembourg	-	807	-	-	-	807

Spain	-	95	-	273	-	368

Rest of Europe	85	216	-	342	3	646

Rest of world	576	17	32	90	22	737

Supranational	1	-	-	-	-	1

At December 31	9,558	16,072	449	1,376	44	27,500

1	Includes investments of Holding and other activities.

Credit risk concentrations – Credit rating 2019 2)	Government bonds	Corporate bonds	RMBSs CMBSs ABSs	Other	Total 2019 1)

AAA	20,324	719	6,344	1,861	29,248

AA	4,903	3,514	1,429	2	9,848

A	899	22,416	1,378	-	24,693

BBB	949	22,137	284	-	23,371

BB	110	1,292	122	-	1,524

B	297	956	27	-	1,280

CCC or lower	18	309	1,197	-	1,524

Assets not rated	-	3	3	686	691

At December 31	27,500	51,347	10,783	2,549	92,180

1	Includes investments of Holding and other activities.
2	CNLP Ratings are used and are the lower of the Barclay’s Rating and the Internal Rating with the Barclay’s rating being a blended rating of S&P, Fitch, and Moody’s.

Credit risk concentrations – mortgage loans 2020	Americas	The Netherlands	United Kingdom	International	Asset Management	Total 2020	Of which past due and / or impaired assets

Agricultural	59	-	-	-	-	59	-

Apartment	4,169	-	-	-	-	4,169	86

Industrial	1,240	-	-	-	-	1,240	-

Office	1,624	-	-	-	-	1,625	-

Retail	1,383	7	-	-	-	1,390	1

Other commercial	223	25	-	-	-	248	1

Residential	8	29,505	-	1	-	29,514	173

At December 31	8,706	29,537	-	1	-	38,244	261

Credit risk concentrations – mortgage loans 2019	Americas	The Netherlands	United Kingdom	International	Asset Management	Total 2019	Of which past due and / or impaired assets

Agricultural	69	-	-	-	-	69	-

Apartment	4,383	-	-	-	-	4,383	94

Industrial	1,266	-	-	-	-	1,266	-

Office	1,395	-	-	-	-	1,395	-

Retail	1,575	8	-	-	-	1,583	1

Other commercial	258	43	-	-	-	302	1

Residential	9	28,742	-	1	-	28,752	163

At December 31	8,956	28,793	-	1	-	37,750	259

The fair value of Aegon Americas commercial and agricultural mortgage loan portfolio as per December 31, 2020, amounted to EUR 9,518 million (2019: EUR 9,447 million). The loan to value (LTV) amounted to approximately 55% (2019: 53%). Of the portfolio 1% (2019: 1%) is in delinquency (defined as 60 days in arrears). In 2020, Aegon Americas recognized EUR 1 million of net impairments (2019: EUR 0 million net impairments) on this portfolio. In 2020, there were no foreclosures (2019: EUR 0 million) and no impairments or recoveries associated with foreclosed loans (2019: EUR 0 million).
The fair value of Aegon the Netherlands mortgage loan portfolio as per December 31, 2020, amounted to EUR 33,761 million (2019: EUR 33,111 million). The LTV amounted to approximately 66% (2019: 67%). A significant part of the portfolio 45% (2019: 49%) is government guaranteed. Of the portfolio, 0.1% (2019: 0.1%) is in delinquency (defined as 60 days in arrears). Impairments in 2020 amounted to EUR 0 million (2019: EUR 0 million). During the last ten years defaults of the portfolio have been 5 basis points on average.
Unconsolidated structured entities

Aegon’s investments in unconsolidated structured entities such as RMBSs, CMBSs and ABSs and investment funds are presented in the line item ‘Investments’ of the statement of financial position. Aegon’s interests in these unconsolidated structured entities can be characterized as basic interests, Aegon does not have loans, derivatives, guarantees or other interests related to these investments. Any existing commitments such as future purchases of interests in investment funds are disclosed in note 45 Commitments and contingencies
.
For debt instruments, specifically for RMBSs, CMBSs and ABSs, the maximum exposure to loss is equal to the carrying amount which is reflected in the credit risk concentration table regarding debt securities and money market investments. To manage credit risk Aegon invests primarily in senior notes of RMBSs, CMBSs and ABSs. Additional information on credit ratings for Aegon’s investments in RMBSs, CMBSs and ABSs are disclosed in the sections that describe per category of debt securities the composition and impairment assessments. The composition of the RMBSs, CMBSs and ABSs portfolios of Aegon are widely dispersed looking at the individual amount per entity, therefore Aegon only has non-controlling
interests in individual unconsolidated structured entities. Furthermore these investments are not originated by Aegon.
Except for commitments as noted in note 45 Commitments and contingencies, Aegon did not provide, nor is required to provide financial or other support to unconsolidated structured entities. Nor does Aegon have intentions to provide financial or other support to unconsolidated structured entities in which Aegon has an interest or previously had an interest.
For RMBSs, CMBSs and ABSs in which Aegon has an interest at reporting date, the following table presents total income received from those interests. The Investments column reflects the carrying values recognized in the statement of financial position of Aegon’s interests in RMBSs, CMBSs and ABSs.

		Total income 2020		December 31, 2020
2020	Interest income	Total gains and losses on sale of assets	Total	Investments

Residential mortgage-backed securities	120	25	144	2,565

Commercial mortgage-backed securities	128	92	220	3,599

Asset-backed securities	38	(5)	34	2,159

ABSs - Other	79	104	183	1,965
Total	366	215	581	10,289

		Total income 2019		December 31, 2019
2019	Interest income	Total gains and losses on sale of assets	Total	Investments

Residential mortgage-backed securities	140	97	237	2,729

Commercial mortgage-backed securities	138	182	320	4,153

Asset-backed securities	47	(1)	45	1,642

ABSs - Other	87	81	168	2,258
Total	412	358	769	10,782

Additional information on credit risk, unrealized losses and impairments
Debt instruments
The amortized cost and fair value of debt securities, money market investments and other, included in Aegon’s available-for-sale
(AFS) portfolios, are as follows as of December 31, 2020, and December 31, 2019.

2020	Amortized cost	Unrealized gains	Unrealized losses	Total fair value	Fair value of instruments with unrealized gains	Fair value of instruments with unrealized losses
Debt securities, money market instruments and other
United States government	8,336	2,608	(9)	10,935	10,661	274
Dutch government	4,769	1,736	-	6,505	6,502	3
Other government	9,085	3,660	(8)	12,736	12,465	271
Mortgage-backed securities	5,678	482	(69)	6,092	5,314	777
Asset-backed securities	3,980	158	(17)	4,121	2,789	1,332
Corporate	45,986	7,404	(98)	53,292	51,252	2,039
Money market investments	4,559	-	(1)	4,558	4,136	422
Other	1,032	39	(75)	996	616	380
Total	83,426	16,087	(277)	99,235	93,736	5,499

Of which held by Aegon Americas and NL	74,880	14,938	(249)	89,569	84,593	4,976

2019	Amortized cost	Unrealized gains	Unrealized losses	Total fair value	Fair value of instruments with unrealized gains	Fair value of instruments with unrealized losses
Debt securities, money market instruments and other
United States government	7,443	1,377	(8)	8,812	8,478	335
Dutch government	4,869	1,448	-	6,316	6,267	49
Other government	8,901	2,989	(17)	11,872	11,662	210
Mortgage-backed securities	6,366	470	(25)	6,811	5,773	1,037
Asset-backed securities	3,776	103	(9)	3,869	2,881	989
Corporate	40,552	4,853	(167)	45,238	42,801	2,437
Money market investments	5,169	-	-	5,169	4,702	467
Other	976	49	(117)	908	628	280
Total	78,052	11,289	(345)	88,995	83,192	5,803

Of which held by Aegon Americas and NL	69,012	10,493	(327)	79,178	74,025	5,153

Unrealized bond losses by sector
The composition by industry category of Aegon’s
available-for-sale
(AFS) debt securities, money market investments and other in an unrealized loss position at December 31, 2020, and December 31, 2019, is presented in the following table:

	December 31, 2020		December 31, 2019
Unrealized losses - debt securities, money market investments and other	Carrying value of instruments with unrealized losses	Unrealized losses	Carrying value of instruments with unrealized losses	Unrealized losses
Residential mortgage-backed securities (RMBSs)	142	(17)	413	(18)
Commercial mortgage-backed securities (CMBSs)	543	(40)	494	(6)
Asset-backed securities (ABSs) - CDOs backed by ABS, Corp. bonds, Bank loans	1,183	(13)	662	(5)
ABSs - Other	123	(3)	242	(4)
Financial Industry - Banking	149	(7)	349	(20)
Financial Industry - Insurance	85	(7)	104	(5)
Financial Industry - Other	536	(9)	615	(15)
Industrial	1,141	(60)	1,293	(105)
Utility	333	(9)	249	(10)
Government	361	(10)	453	(23)
Other	380	(75)	279	(117)
Total held by Aegon Americas and NL	4,976	(249)	5,153	(327)
Held by other segments	523	(28)	650	(18)
Total	5,499	(277)	5,803	(345)
As of December 31, 2020, there are EUR 14,938 million (2019: EUR 10,493 million) of gross unrealized gains and EUR 249 million (2019: EUR 327 million) of gross unrealized losses in the AFS debt securities, money markets and other portfolio of Aegon Americas and Aegon the Netherlands.
2020 was a tale of two regimes: fear and contraction followed by optimism and growth. Both the economy and markets fell precipitously in the first quarter with the global spread of
COVID-19.
In the US,
Stay-at-home
orders started in
mid-March
and auto production ceased at the same time. Furthermore, in markets the Federal Reserve (FED) eased the Federal Funds Target Rate by 100 bps, the U.S.
10-year
treasury rate fell 120 bps to 70 bps, oil prices dropped from $70 a barrel to $20, the S&P 500 fell 34% and credit spreads widened. In the economy, nonfarm payrolls fell by 22 million jobs or 14% in the first couple of months of 2020, while nominal GDP contracted by 10% in the first half of 2020.
Around the end of April markets and the economy began to turn. This was fueled by optimism that by following safety procedures outlined by epidemiologists the economy would normalize. The US started easing stay-at-home
orders and businesses began reopening. Ford and GM resumed Auto production in mid-May.
The result was that by June the S&P 500 was down only 8%, corporate bond spreads, which had widened from 125 to 366, had tightened back to 175 and employment had increased by 8 million jobs since earlier in the year. As the summer progressed, optimism grew that vaccines would be available as early as the US presidential election and life would become close to normal in the second half of 2020. As summer turned to fall, however, the recovery slowed with certain sectors recovering while others struggled. Although durable and non-durable
goods consumption exceeded
pre-pandemic
levels by the third quarter, service related consumption lagged. Durables were up 13% and non-durables
4% while the larger services segment contracted by 8%. This reflected the ongoing pressure on businesses in dining, travel, leisure, and retail. Capital investment was also still down for the year by the end of the third quarter.

By November 2020 the S&P 500 was up 14% for the corporate bond spreads at 117 are tighter than in February, oil was
over $50 a barrel and in total 13 million jobs were added from the employment low. In the second half of December, a second wave of
COVID-19
virus infection was sweeping Europe and the US, and the economy started to slow as lockdowns were reinstituted in many locations. Some vaccines were approved, people were being inoculated and the US congress approved USD 900 million of fiscal stimulus to hopefully bridge the gap to normalization. Although the next six months is expected to be difficult, the market expects strong earnings and GDP growth in the second half of 2021. The market also expects to see the FED on hold for several years, due to low inflation concerns, long-term economic damage and full recovery in employment and aggregate consumer demand. Rates are priced to remain low and inflation subdued.
The European economy contracted sharply during 2020. The lockdowns implemented in the first half of the year led to an unprecedented large fall in GDP. Activity did rebound sharply in summer when restrictions were, for a large part, lifted. However, a sharp rise in
COVID-19
infections in the autumn again led to lockdowns and restrictions being implemented. These were less detrimental compared to those in the first half, but nonetheless resulted in a second fall in output.
Governments intervened to limit the economic fallout. Fiscal authorities implemented employment and business support schemes, such that sectors most impacted would suffer less permanent damage. This resulted in large deficits and another jump in government debt levels. The ECB ensured a proper functioning financial market by implementing a new QE program, which was several times enlarged during the year. At the same time, the introduction of Pandemic Emergency Long Term Refinancing Operations (PELTRO) provided commercial banks with sufficient liquidity at favorable rates, to support the bank lending channel. The European Union eventually approved the formation of a EUR 750bln “recovery fund” after disagreements about the size and the conditionalities attached. This was perceived positively by financial markets as it reduces the risk of European disintegration and supports countries most impacted.
Since January 31, 2020, the United Kingdom is no longer a member of the European Union. Just before the Brexit transition period ended after December 31, 2020, the European Union and the United Kingdom agreed on a new “Trade and Cooperation Agreement” outlining their post-Brexit relationship.
Impairment of financial assets
Aegon regularly monitors industry sectors and individual debt securities for indicators of impairment. These indicators may include one or more of the following: 1) deteriorating market to book ratio, 2) increasing industry risk factors, 3) deteriorating financial condition of the issuer, 4) covenant violations by the issuer, 5) high probability of bankruptcy of the issuer, or 6) downgrades by internationally recognized credit rating agency. Additionally, for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. A security is impaired if there is objective evidence that a loss event has occurred after the initial recognition of the asset that has a negative impact on the estimated future cash flows.
In the sections below a description is provided on the composition of the categories of debt securities and money market investments. Individual issuers rated below investment grade in any sector which have unrealized loss positions greater than EUR 25 million are disclosed separately. Furthermore, quality ratings of investment portfolios are based on a composite of the main rating agencies (S&P and Moody’s) and Aegon’s internal rating of the counterparty.

Residential mortgage-backed securities
Aegon Americas and Aegon the Netherlands hold EUR 2,413 million (2019: EUR 2,533 million) of residential mortgage-backed securities available-for-sale
(RMBS), of which EUR 2,248 million (2019: EUR 2,222 million) is held by Aegon Americas and EUR 165 million (2019: EUR 311 million) by Aegon the Netherlands. Residential mortgage-backed securities are securitizations of underlying pools of non-commercial
mortgages on real estate. The underlying residential mortgages have varying credit characteristics and are pooled together and sold in tranches. The following table shows the breakdown of Aegon Americas RMBS available-for-sale
(AFS) portfolio.

AFS RMBS by quality	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value
GSE guaranteed	1,081	2	1	-	-	1,083	1,101
Prime jumbo	4	14	1	-	13	31	38
Alt-A	9	83	11	8	177	288	352
Negative amortization floaters	-	2	-	6	302	311	367
Other housing	3	15	5	4	278	306	389
At December 31, 2020	1,097	116	18	18	770	2,020	2,248

Of which insured	-	8	16	4	63	90	84

AFS RMBS by quality	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value
GSE guaranteed	735	43	-	-	-	778	782
Prime jumbo	6	16	1	2	32	56	62
Alt-A	48	59	15	10	242	373	462
Negative amortization floaters	-	2	-	9	382	394	468
Other housing	2	9	2	7	317	337	449
At December 31, 2019	790	129	18	28	973	1,938	2,222

Of which insured	-	-	16	4	88	109	100
A significant part of Aegon Americas RMBS holdings are rated below BBB, as the issuance took place before the United States housing downturn that started in 2007.
Additionally, Aegon Americas has investments in RMBS of EUR 69 million (2019: EUR 67 million), which are classified as fair value through profit or loss.
RMBS of Aegon Americas are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are updated and reviewed quarterly. Model output is generated under base and stress-case scenarios. Aegon’s RMBS asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan,
bottom-up
approach to modeling. Key assumptions used in the models are projected defaults, loss severities, and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security.
Loan-to-value,
loan size, and borrower credit history are some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.
Prepayments and loss severity assumptions were determined by obtaining historical rates from broader market data and by adjusting those rates for vintage, specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Quantitative ranges of significant assumptions within Aegon’s modeling process for Prime Jumbo,
Alt-A,
Negative Amortization and subprime RMBS are as follows: prepayment assumptions range from approximately 0% to 73% with a weighted average of approximately 10% (2019: 8%), the increase compared to prior year is related to a change in the model from using ‘delinquent’ loans to using ‘defaulted’ loans. Assumed loan defaults range from 0% to 39% with a weighted average of approximately 20% (2019: 20%) and are dependent on the specific security’s collateral attributes and historical performance, while loss severity assumptions range from approximately
-150%
to 105%, with a weighted average of approximately 49% (2019: 50%).

Once the entire pool is modeled, the results are closely analyzed by Aegon’s asset specialists to determine whether or not Aegon’s particular tranche or holding is at risk for not collecting all contractual cash flows taking into account the seniority and other terms of the tranches held.
Aegon the Netherlands has mandated Aegon Asset Management to invest in RMBS transactions. Aegon Asset Management uses its own proprietary cash flow tools to analyze and stress test RMBS transactions. The key input parameters are default rates and loss given default assumptions, which are established based on historical pool characteristics and current loan level data. Cash flows for each bond are modelled in 225 scenarios of varying severity, ranging from our base case to extreme stress to even unrealistic scenarios to establish breaking points of the tranche. The model takes all deal characteristics, such as waterfall or reserve funds, into account and gives us detailed insight in the risk of principal loss or deferral of contractual cash flows.
The total gross unrealized loss on
available-for-sale
RMBS of Aegon Americas and Aegon the Netherlands amounted to EUR 17 million (2019: EUR 18 million), of which EUR 17 million (2019: EUR 18 million) relates to positions of Aegon Americas. The total net unrealized gain on available-for-sale
RMBS was EUR 232 million (2019: EUR 288 million), including a EUR 228 million (2019: EUR 284 million) net unrealized gain relating to positions of Aegon Americas.
The United States’
non-agency
RMBS saw significant spread widening across deal types during the first quarter of 2020 primarily driven by pandemic-induced economic contraction, broad market volatility and mortgage Real Estate Investment Trust (REIT) liquidations. Spreads have tightened substantially to near pre-pandemic
levels in the second half of 2020, facilitated by unprecedented monetary and fiscal stimulus. Government fiscal stimulus, temporary loan forbearance programs and accumulated home equity have moderated collateral performance deterioration. Approximately 40% of
COVID-19
related delinquencies have cured and another round of government assistance as well as enhanced unemployment benefits should further support recovery in the mortgage market.
In general, the European housing market was strong at the start of the year against solid economic fundamentals. The shutdowns that followed the outbreak of the
COVID-19
pandemic had a sharp negative impact on these economic fundamentals. Most financial assets weakened considerably in March, after which an improvement followed. This also holds for asset backed securities. Spreads on these assets rose significantly in March, after which a gradual spread normalization followed. This recovery was helped by the ECB which increased its asset purchase program, including ABS. This means that spreads have fallen from their March peaks, but spreads are still slightly higher than at the beginning of 2020, leading to a marginally positive total return over 2020.
There are no individual issuers rated below investment grade in this RMBS sector which have unrealized loss position greater than EUR 25 million.
The fair values of Aegon Americas’
available-for-sale
(AFS) RMBS instruments were determined as follows:

	Level II	Level III	Total 2020	Level II	Level III	Total 2019
RMBS	2,224	24	2,248	2,188	34	2,222
Commercial mortgage-backed securities
As of December 31, 2020, Aegon Americas and Aegon the Netherlands hold EUR 2,982 million (2019: EUR 3,440 million) of AFS commercial mortgage-backed securities (CMBS), of which EUR 2,970 million (2019: EUR 3,427 million) is held by Aegon Americas and EUR 12 million (2019: EUR 13 million) by Aegon the Netherlands. CMBS are securitizations of underlying pools of mortgages on commercial real estate. The underlying mortgages have varying risk characteristics and are pooled together and sold in different rated tranches. The company’s CMBS include conduit, large loan, single borrower, commercial real estate collateralized debt obligations (CRE CDOs), collateralized debt obligations (CDOs), government agency, and franchise loan receivable trusts.
The total gross unrealized loss on
available-for-sale
CMBS of Aegon Americas amounted to EUR 40 million as of December 31, 2020 (2019: EUR 6 million). The total net unrealized gain on the available-for-sale
CMBS as of December 31, 2020, is EUR 133 million (2019: EUR 157 million), of which EUR 133 million (2019: EUR 104 million) relates to positions of Aegon Americas.
The COVID-19
pandemic had an immediate impact on commercial real estate and the CMBS sector, especially in the hospitality and retail segments where shelter-in-place
orders had a profound impact on property cash flows. CMBS hospitality and retail delinquency rates experienced a dramatic increase in the second quarter; however, have found stabilization and improvement in the second half of 2020 driven by debt service relief and the reopening of the economy. Despite forced selling and uncertainty driving spread volatility at the onset of the crisis, CMBS spreads in the senior part of the capital structure have retraced and found support. Although subordinated and lower quality spreads have also retraced some of their widening, they remain wide from a historical perspective due to credit uncertainty and elevated risk of ratings migration.

The tables below summarize the credit quality of Aegon America’s available-for-sale
(AFS) CMBS portfolio. Additionally, as of December 31, 2020, Aegon Americas has no investments in CMBS (2019: EUR nil), which are classified as fair value through profit or loss.

CMBS by quality	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value

CMBS	2,013	600	138	34	51	2,836	2,970

At December 31, 2020	2,013	600	138	34	51	2,836	2,970

CMBS by quality	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value

CMBS	2,540	639	109	7	29	3,323	3,427

At December 31, 2019	2,540	639	109	7	29	3,323	3,427
CMBS of Aegon Americas are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are updated and reviewed quarterly. Model output is generated under base and several stress-case scenarios by Aegon’s internal CMBS asset specialists. For conduit securities, a widely recognized industry modeling software is used to perform a loan-by-loan,
bottom-up
approach. For
non-conduit
securities, CMBS asset specialists works closely with Aegon’s real estate valuation group to determine underlying asset valuation and risk. Both methodologies incorporate external estimates on the property market, capital markets, property cash flows, and loan structure. Results are then closely analyzed by the asset specialist to determine whether or not a principal or interest loss is expected to occur.
As the remaining unrealized losses in the CMBS portfolio relate to holdings where Aegon expects to receive full principal and interest, Aegon does not consider the underlying investments to be impaired as of December 31, 2020.
There are no individual issuers rated below investment grade in the CMBS sector which have unrealized loss position greater than EUR 25 million.
The fair values of Aegon Americas’
available-for-sale
(AFS) CMBS instruments were determined as follows:

	Level II	Level III	Total 2020	Level II	Level III	Total 2019

CMBS	2,970	-	2,970	3,427	-	3,427
Asset-backed securities
Aegon Americas and Aegon the Netherlands hold EUR 3,718 million (2019: EUR 3,332 million) of AFS ABS instruments of which EUR 2,004 million (2019: EUR 2,239 million) is held by Aegon Americas and EUR 1,714 million (2019: EUR 1,093 million) by Aegon the Netherlands. Additionally, as of December 31, 2020, Aegon Americas has investments in ABS of EUR 2 million (2019: EUR 3 million), which are classified as fair value through profit or loss. ABS are securitizations of underlying pools of credit card receivables, auto financing loans, small business loans, bank loans, and other receivables. The underlying assets of the asset-backed securities have been pooled together and sold in tranches with varying credit ratings.
The total gross unrealized loss on
available-for-sale
ABS of Aegon Americas and Aegon the Netherlands amounted to EUR 17 million as of December 31, 2020 (2019: EUR 9 million). Aegon Americas has EUR 11 million (2019: EUR 5 million) of this gross unrealized loss and Aegon the Netherlands, EUR 6 million (2019: EUR 3 million).
In the United States, spreads of asset-backed securities widened in March and April upon the emergence of the
COVID-19
pandemic and the resulting economic slowdown. However, spreads tightened substantially throughout 2020 beginning in May and June, especially in on-the-run
asset-backed sectors, as businesses have reopened and with reduced supply of new issue ABS bonds. Government provided stimulus to the consumer mitigated collateral performance deterioration in 2020, however, weakness in consumer oriented ABS sectors could re-emerge
if additional government stimulus is not enacted and unemployment levels remain high in 2021.
In 2020, the European ABS market was shaken up by the global spread of the
COVID-19
pandemic. Especially in March and the beginning of April, there were severe spread widening across all European ABS sectors. In May there was a very strong rebound in spreads across all ABS sectors in line with the strong sentiment in the broader financial markets. The strong sentiment was supported by the substantial fiscal and monetary support, slowly re-opening
of the economy and the abating fear of a second wave of
COVID-19
infections. In November, the market recovered further on the back of positive news about vaccine developments.
The breakdown by quality of the
available-for-sale
(AFS) ABS portfolio of Aegon Americas and Aegon the Netherlands is as follows:

ABS US and NL	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value
Credit cards	43	1	-	-	-	44	57
Autos	32	47	2	22	40	142	145
Small business loans	-	-	-	-	12	12	12
CDOs backed by ABS, Corp. bonds, Bank loans	1,802	197	39	41	47	2,126	2,124
Other ABS	350	99	740	103	6	1,298	1,379
At December 31, 2020	2,227	344	781	165	104	3,622	3,717

ABS US and NL	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value
Credit cards	66	1	-	-	-	67	77
Autos	147	-	72	2	-	220	222
Small business loans	-	-	2	6	13	21	21
CDOs backed by ABS, Corp. bonds, Bank loans	1,201	229	45	42	49	1,567	1,569
Other ABS	429	98	760	104	9	1,400	1,444
At December 31, 2019	1,843	329	878	154	71	3,274	3,332
There were no individual issuers rated below investment grade in this ABS sector which has unrealized loss position greater than EUR 25 million.
The fair values of Aegon Americas and Aegon the Netherlands
available-for-sale
(AFS) ABS instruments were determined as follows:

	Level II	Level III	Total 2020	Level II	Level III	Total 2019
ABSs	3,541	176	3,717	2,668	664	3,332
Unrealized loss by maturity
The table below shows the composition by maturity of all
available-for-sale
debt securities in an unrealized loss position held by Aegon Americas and Aegon the Netherlands.

	December 31, 2020		December 31, 2019
Debt securities	Carrying value of securities with gross unrealized losses	Gross unrealized losses	Carrying value of securities with gross unrealized losses	Gross unrealized losses
One year or less	708	(9)	247	(1)
Over 1 through 5 years	1,242	(55)	983	(26)
Over 5 through 10 years	955	(40)	1,175	(47)
Over 10 years	1,326	(71)	2,002	(135)
Total	4,230	(174)	4,407	(210)

Unrealized loss by credit quality
The table below shows the composition by credit quality of debt securities, available-for-sale,
in an unrealized loss position held by Aegon Americas and Aegon the Netherlands.

	December 31, 2020		December 31, 2019
Debt securities	Carrying value of securities with unrealized losses	Unrealized losses	Carrying value of securities with unrealized losses	Unrealized losses
AAA	1,604	(13)	1,340	(10)
AA	411	(13)	452	(8)
A	759	(17)	662	(13)
BBB	787	(36)	1,345	(58)
BB	304	(31)	181	(17)
B	184	(15)	186	(25)
Below B	182	(49)	240	(78)
Total	4,230	(174)	4,407	(210)
The table below provides the length of time an
available-for-sale
security has been below cost and the respective unrealized loss.

	At December 31, 2020
Debt securities	Investment grade carrying value of securities with unrealized losses	Below investment grade carrying value of securities with unrealized losses	Investment grade unrealized loss	Below investment grade unrealized loss
0 – 6 months	1,640	97	(25)	(10)
6 – 12 months	1,073	363	(26)	(37)
> 12 months	847	210	(28)	(48)
Total	3,560	670	(79)	(95)

	At December 31, 2019
Debt securities	Investment grade carrying value of securities with unrealized losses	Below investment grade carrying value of securities with unrealized losses	Investment grade unrealized loss	Below investment grade unrealized loss
0 – 6 months	2,178	132	(35)	(7)
6 – 12 months	128	45	(2)	(4)
> 12 months	1,493	432	(52)	(110)
Total	3,799	608	(89)	(121)
The unrealized loss increased during 2020 mainly due to widening credit spreads and increasing US Treasury rates.

Aging and severity unrealized losses
The table below provides the length of time a below investment grade security has been in an unrealized loss position and the percentage of carrying value (CV) to amortized cost in Aegon Americas and Aegon the Netherlands.

	2020		2019
Aging and severity unrealized losses debt securities	Carrying value	Unrealized losses	Carrying value	Unrealized losses

CV 70-100% of amortized cost	94	(2)	131	(6)

CV 40-70% of amortized cost	-	-	1	(1)

CV < 40% of amortized cost	3	(7)	-	-

0-6 months	97	(10)	132	(7)

CV 70-100% of amortized cost	349	(26)	43	(3)

CV 40-70% of amortized cost	14	(11)	1	(1)

CV < 40% of amortized cost	-	-	-	-

6-12 months	363	(37)	45	(4)

CV 70-100% of amortized cost	43	(4)	175	(21)

CV 40-70% of amortized cost	5	(4)	33	(22)

CV < 40% of amortized cost	-	-	4	(9)

12-24 months	48	(8)	213	(52)

CV 70-100% of amortized cost	143	(17)	192	(24)

CV 40-70% of amortized cost	17	(20)	13	(9)

CV < 40% of amortized cost	2	(3)	14	(25)

> 24 months	162	(41)	219	(58)

Total	670	(95)	608	(121)
There are no individual issuers rated below investment grade which has an unrealized loss greater than EUR 25 million.
Realized gains and losses on debt securities of Aegon Americas and Aegon the Netherlands
The following table provides the realized gains and losses on the debt securities of Aegon Americas and Aegon the Netherlands for the twelve months ended December 31, 2020, and December 31, 2019.

Gross realized gains and (losses)	Gross realized gains	Gross realized losses

December 31, 2020

Debt securities	161	(49)

December 31, 2019

Debt securities	405	(66)
The table below provides the length of time the security was below cost prior to the sale and the respective realized loss for assets not considered impaired.

	Gross realized losses
	0 -12 months	>12 months	Total

December 31, 2020

Debt securities	(35)	(13)	(49)

December 31, 2019

Debt securities	(32)	(34)	(66)

Impairment losses and recoveries
The composition of Aegon Americas and Aegon the Netherlands’ bond impairment losses and recoveries by issuer for the periods ended December 31, 2020, and December 31, 2019, is presented in the table below. Those issuers with impairments or recoveries above EUR 25 million are specifically noted.

	2020	2019
	(Impairment) / recovery	(Impairment) / recovery
Impairments:

Other (none individually greater than EUR 25 million)	(156)	(49)

Subtotal	(156)	(49)

Recoveries:

Total recoveries	26	66

Sub-total	26	66

Net (impairments) and recoveries	(130)	17
Net (impairments) and recoveries
Net impairments for the twelve months ended December 31, 2020, totaled EUR 130 million (2019: EUR 17 million net recoveries).
For the twelve months ended December 31, 2020, Aegon recognized impairments of EUR 156 million (2019: EUR 49 million) mostly related to impairments on public fixed income holdings.
For the twelve months ended December 31, 2020, Aegon recognized EUR 26 million (2019: EUR 66 million) in recoveries on previously impaired securities. In each case where a recovery was taken on structured securities, improvements in underlying cash flows for the security were documented and modeling results improved significantly. Recoveries on non-structured
securities were supported by documented credit events combined with significant market value improvements.
Past due and impaired assets
The tables that follow provide information on past due and individually impaired financial assets for the whole Aegon Group. An asset is past due when a counterparty has failed to make a payment when contractually due. Assets are impaired when an impairment loss has been charged to the income statement relating to this asset. After the impairment loss is reversed in subsequent periods, the asset is no longer considered to be impaired. When the terms and conditions of financial assets have been renegotiated, the terms and conditions of the new agreement apply in determining whether the financial assets are past due.
Aegon’s policy is to pursue realization of the collateral in an orderly manner as and when liquidity permits. Aegon generally does not use the non-cash
collateral for its own operations.

	2020				2019
Past due but not impaired assets	0-6 months	6-12 months	> 1 year	Total	0-6 months	6-12 months	> 1 year	Total

Debt securities - carried at fair value	369	34	9	412	70	21	10	101

Mortgage loans	169	55	1	226	198	3	-	201

Other loans	24	8	5	36	35	4	4	43

Accrued interest	5	1	1	8	1	-	1	2

Other financial assets - carried at fair value	-	-	-	-	22	-	-	22

At December 31	567	98	16	681	326	28	16	370

Impaired financial assets	Carrying amount 2020	Carrying amount 2019

Shares	38	30

Debt securities - carried at fair value	789	945

Mortgage loans	36	58

Other loans	3	3

Other financial assets - carried at fair value	2	4

At December 31	867	1,039

Equity instruments classified as
available-for-sale
Objective evidence of impairment of an investment in an equity instrument classified as available-for-sale
includes information about significant changes with an adverse effect that have taken place in the technological, market, economic or legal environment in which the issuer operates, and indicates that the cost of the investment in the equity instrument may not be recovered. A significant or prolonged decline in the fair value of an investment in an equity instrument below its cost is also objective evidence of impairment. Significant or prolonged decline is generally defined within Aegon as an unrealized loss position for more than six months or a fair value of less than 80% of the cost price of the investment. Additionally, as part of an ongoing process, internal equity analysts actively monitor earnings releases, company fundamentals, new developments and industry trends for any signs of possible impairment.
These factors typically require significant management judgment. The impairment review process has resulted in EUR 21 million of impairment charges for the twelve months ended December 31, 2020 (2019: EUR 7 million) for Aegon Americas and Aegon the Netherlands.
As of December 31, 2020, there are EUR 58 million of gross unrealized gains and EUR 14 million of gross unrealized losses in the equity portfolio of Aegon Americas and Aegon the Netherlands (2019: EUR 47 million of gross unrealized gains and EUR 24 million of gross unrealized losses).
The table below represents the unrealized gains and losses on share positions held by Aegon Americas and Aegon the Netherlands.

	Cost basis	Carrying value	Net unrealized gains / (losses)	Carrying value of securities with gross unrealized gains	Gross unrealized gains	Carrying value of securities with gross unrealized losses	Gross unrealized losses
December 31, 2020 Shares	222	266	44	237	58	29	(14)
December 31, 2019
Shares	290	312	23	254	47	58	(24)
The composition of shares by industry sector in an unrealized loss position held by Aegon Americas and Aegon the Netherlands at December 31, 2020, and December 31, 2019 is presented in the following table.

	2020		2019
Unrealized losses on shares	Carrying value of instruments with unrealized losses	Unrealized losses	Carrying value of instruments with unrealized losses	Unrealized losses
Financials	24	(10)	28	(10)
Other	5	(4)	30	(14)
Total	29	(14)	58	(24)
Impairment losses on shares
The table below provides the length of time the shares held by Aegon Americas and Aegon the Netherlands were below cost prior to their impairment in 2020 and 2019.

In million EUR	0-6 months
2020 Shares	(4)
2019 Shares	(2)
Equity market risk and other investments risk
Fluctuations in the equity, real estate and capital markets have affected Aegon’s profitability, capital position and sales of equity related products in the past and may continue to do so. Exposure to equity, real estate and capital markets exists in both assets and liabilities. Asset exposure exists through direct equity investment, where Aegon bears all or most of the volatility in returns and investment performance risk. Equity market exposure is also present in insurance and investment contracts for policyholders where funds are invested in equities, backing variable annuities, unit-linked products and mutual funds. Although most of the risk remains with the policyholder, lower investment returns can reduce the asset management fee earned by Aegon on the asset balance in these products. In addition, some of this business has minimum return or accumulation guarantees.

The investment in real estate for the Americas decreased from 2020 to 2019 following the sale of the Transamerica Pyramid property. Refer to note 22.2 for detailed disclosures.
The general account equity, real estate and other
non-fixed-income
portfolio of Aegon is as follows:

Equity, real estate and non-fixed income exposure	Americas	The Netherlands	United Kingdom	International	Asset Management	Holding and other activities	Total 2020

Equity funds	154	40	-	68	8	-	270

Common shares 1)	161	-	34	6	-	16	218

Preferred shares	127	-	-	-	-	27	155

Investments in real estate	37	2,331	-	16	-	-	2,385

Hedge funds	74	-	-	-	-	-	75

Other alternative investments	1,557	381	-	-	-	7	1,945

Other financial assets	1,104	1,046	800	6	1	-	2,957

At December 31	3,215	3,799	834	97	10	51	8,005

1	Common shares in Holding and other activities includes the elimination of treasury shares in the general account for an amount of EUR nil million.

Equity, real estate and non-fixed income exposure	Americas	The Netherlands	United Kingdom	International	Asset Management	Holding and other activities	Total 2019

Equity funds	161	35	-	63	-	-	259

Common shares 1)	130	-	17	15	2	94	258

Preferred shares	208	-	-	-	-	70	279

Investments in real estate	653	2,229	-	19	-	-	2,901

Hedge funds	699	-	-	-	2	-	702

Other alternative investments	1,366	405	-	-	-	17	1,787

Other financial assets	1,055	1,080	874	10	1	-	3,020

At December 31	4,272	3,750	891	106	6	181	9,205

1	Common shares in Holding and other activities includes the elimination of treasury shares in the general account for an amount of EUR nil million.

Market risk concentrations – shares	Americas	The Netherlands	United Kingdom	International	Asset Management	Total 2020 1)	Of which impaired assets

Communication	1	-	-	-	-	4	-

Consumer	4	-	-	-	1	6	-

Financials	368	14	-	5	3	400	3

Funds	-	1,363	34	63	-	1,470	14

Industries	42	-	-	1	1	44	12

Other	27	-	-	6	3	56	7

At December 31	442	1,376	34	74	9	1,979	35

1	Includes investments of Holding and other activities.

Market risk concentrations – shares	Americas	The Netherlands	United Kingdom	International	Asset Management	Total 2019 1)	Of which impaired assets

Communication	26	-	-	-	-	32	-

Consumer	7	-	-	-	-	9	2

Financials	416	3	-	14	2	455	1

Funds	-	1,440	17	63	-	1,616	19

Industries	21	-	-	-	1	22	4

Other	29	-	-	7	2	88	2

At December 31	499	1,443	17	84	5	2,221	30

1	Includes investments of Holding and other activities.

The table that follows sets forth the closing levels of certain major indices at the end of the last five years.

	2020	2019	2018	2017	2016
S&P 500	3,756	3,231	2,507	2,674	2,239
Nasdaq	12,888	8,973	6,635	6,903	5,383
FTSE 100	6,461	7,542	6,728	7,688	7,143
AEX	625	605	488	545	483
The sensitivity analysis of net income and shareholders’ equity to changes in equity prices is presented in the table below. The sensitivity of shareholders’ equity and net income to changes in equity markets reflects changes in the market value of Aegon’s portfolio, changes in DPAC amortization, contributions to pension plans for Aegon’s employees and the strengthening of the guaranteed minimum benefits, when applicable. Aegon generally has positive income benefits from equity market increases and negative impacts from equity market declines as it earns fees on policyholder account balances and provides minimum guarantees for account values. Aegon uses options and other equity derivatives to provide protection against the negative impact of equity market declines. Net income and shareholders’ equity in 2020 are generally less sensitive compared to 2019 mainly reflecting the new Macro Hedge program in the Americas executed in July 2020.
Sensitivity analysis of net income and shareholders’ equity to equity markets

Immediate change of	Estimated approximate effects on net income	Estimated approximate effects on shareholders’ equity
2020
Equity increase 10%	146	394
Equity decrease 10%	(208)	(199)
Equity increase 25%	291	725
Equity decrease 25%	(541)	(715)

2019
Equity increase 10%	307	450
Equity decrease 10%	(374)	(525)
Equity increase 25%	721	1,083
Equity decrease 25%	(456)	(837)
Interest rate risk
Aegon bears interest rate risk with many of its products. In cases where cash flows are highly predictable, investing in assets that closely match the cash flow profile of the liabilities can offset this risk. For some Aegon country units, local capital markets are not well developed, which prevents the complete matching of assets and liabilities for those businesses. For some products, cash flows are less predictable as a result of policyholder actions that can be affected by the level of interest rates.
In periods of rapidly increasing interest rates, policy loans, surrenders and withdrawals may increase. Premiums in flexible premium policies may decrease as policyholders seek investments with higher perceived returns. This activity may result in cash payments by Aegon requiring the sale of invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates; this may result in realized investment losses. These cash payments to policyholders result in a decrease in total invested assets and a decrease in net income. Among other things, early withdrawals may also require accelerated amortization of DPAC, which in turn reduces net income.
During periods of sustained low interest rates, Aegon may not be able to preserve margins as a result of minimum interest rate guarantees and minimum guaranteed crediting rates provided on policies. Also, investment earnings may be lower because the interest earnings on new fixed-income investments are likely to have declined with the market interest rates. Mortgage loans and redeemable bonds in the investment portfolio are more likely to be repaid as borrowers seek to borrow at lower interest rates and Aegon may be required to reinvest the proceeds in securities bearing lower interest rates. Accordingly, net income declines as a result of a decrease in the spread between returns on the investment portfolio and the interest rates either credited to policyholders or assumed in reserves.
Aegon manages interest rate risk closely, taking into account all of the complexity regarding policyholder behavior and management action. Aegon employs sophisticated interest rate measurement techniques and actively uses derivatives and other risk mitigation tools to closely manage its interest rate risk exposure. Aegon operates an Investment & Counterparty Risk policy that limits the amount of interest rate risk to which the Group is exposed. All derivative use is governed by Aegon’s Derivative Use Policy. A detailed description on the use of derivatives within Aegon is included in note 24 Derivatives.
The following table shows interest rates at the end of each of the last five years.

	2020		2019		2018		2017		2016
3-month US LIBOR	0.24%		1.91%		2.81%		1.69%		1.00%
3-month EURIBOR	(0.55%	)	(0.38%	)	(0.31%	)	(0.33%	)	(0.32%	)
10-year US Treasury	0.91%		1.91%		2.69%		2.41%		2.43%
10-year Dutch government	(0.48%	)	(0.06%	)	0.39%		0.53%		0.35%
The sensitivity analysis in the table below shows an estimate of the effect of a parallel shift in the yield curves on net income and shareholders’ equity arising from the impact on general account investments and offset due to liabilities from insurance and investment contracts. Timing and valuation differences between assets and liabilities may cause short-term reductions in net income as rates rise. Rising interest rates would also cause the fair value of the available-for-sale
bond portfolio to decline and the level of unrealized gains could become too low to support recoverability of the full deferred tax asset triggering an allowance charge to income.
The offsetting economic gain on the insurance and investment contracts is however not fully reflected in the sensitivities because many of these liabilities are not measured at fair value. The short to medium term reduction in net income due to rising interest rates would be offset by higher net income in later years, all else being equal. Therefore, higher interest rates are not considered a long-term risk to the Group. However, a long sustained period of low interest rates will erode net income due to lower returns earned on reinvestments and due to lower long term returns from decreased overall portfolio yields.

Parallel movement of yield curve	Estimated approximate effects on net income	Estimated approximate effects on shareholders’ equity
2020
Shift up 100 basis points	813	1,690
Shift down 100 basis points	1,174	1,352

2019
Shift up 100 basis points	945	(2,688)
Shift down 100 basis points	(1,236)	1,847
Due to the low interest rate environment in 2020 the impact on net income and shareholders’ equity became less sensitive compared to 2019.
The hedge strategy targets minimal mismatch according to the Aegon economic framework (which broadly aligns with Solvency

II Own Funds) and stablizes Solvency II ratio volatility.
Currency exchange rate risk
As an international group, Aegon is subject to foreign currency translation risk. Foreign currency exposure exists mainly when policies are denominated in currencies other than the issuer’s functional currency. Currency risk in the investment portfolios backing insurance and investment liabilities is managed using asset liability matching principles. Assets allocated to equity are kept in local currencies to the extent shareholders’ equity is required to satisfy regulatory and self-imposed capital requirements. Therefore, currency exchange rate fluctuations will affect the level of shareholders’ equity as a result of translation of subsidiaries into euro, the Group’s presentation currency. Aegon holds the remainder of its capital base (perpetual capital securities, subordinated and senior debt) in various currencies in amounts that are targeted to correspond to the book value of the country units. This balancing mitigates currency translation impacts on shareholders’ equity and leverage ratios. Aegon does not hedge the income streams from the main non-euro
units and, as a result, earnings may fluctuate due to currency translation. As Aegon has significant business segments in the Americas and in the United Kingdom, the principal sources of exposure from currency fluctuations are from the differences between the US dollar and the euro and between the UK pound and the euro. Aegon may experience significant changes in net income and shareholders’ equity because of these fluctuations.
Aegon operates an Investment & Counterparty Risk Policy which applies currency risk exposure limits both at Group and regional levels, and under which direct currency speculation or program trading by country units is not allowed unless explicit approval has been granted by the Group Risk and Capital Committee and the Management Board. Assets should be held in the functional currency of the business written or hedged back to that currency. Where this is not possible or practical, remaining currency exposure should be sufficiently documented and limits are placed on the total exposure at both group level and for individual country units.
Information on Aegon’s three year historical net income/(loss) and shareholders’ equity in functional currency are shown in the table below:

	2020	2019	2018
Net income
Americas (in USD)	(611)	1,324	61
United Kingdom (in GBP)	60	(29)	35

Equity in functional currency
Americas (in USD)	19,127	18,123	15,115
United Kingdom (in GBP)	1,391	1,358	1,671
The exchange rates for US dollar and UK pound per euro for each of the last five year ends are set forth in the table below:

Closing rates	2020	2019	2018	2017	2016
USD	1.22	1.12	1.14	1.20	1.05
GBP	0.90	0.85	0.90	0.89	0.85
Aegon Group companies’ foreign currency exposure from monetary assets and liabilities denominated in foreign currencies (that is, other than the entity’s functional currency), is not material.
The sensitivity analysis in the following table shows an estimate of the effect of movements in the exchange rates of Aegon’s non-euro
currencies relative to the euro on net income and shareholders’ equity.
Sensitivity analysis of net income and shareholders’ equity to translation risk

Movement of currency exchange rates 1)	Estimated approximate effects on net income	Estimated approximate effects on shareholders’ equity
2020
Increase by 15% of USD currencies relative to the euro	(93)	2,848
Increase by 15% of GBP currencies relative to the euro	(43)	1,015
Increase by 15% of non-euro currencies relative to the euro	(52)	3,219
Decrease by 15% of USD currencies relative to the euro	74	(2,066)
Decrease by 15% of GBP currencies relative to the euro	(51)	631
Decrease by 15% of non-euro currencies relative to the euro	45	(2,325)

2019
Increase by 15% of USD currencies relative to the euro	203	2,528
Increase by 15% of GBP currencies relative to the euro	(11)	241
Increase by 15% of non-euro currencies relative to the euro	211	2,906
Decrease by 15% of USD currencies relative to the euro	(158)	(1,830)
Decrease by 15% of GBP currencies relative to the euro	9	(163)
Decrease by 15% of non-euro currencies relative to the euro	(150)	(2,094)

1	The effect of currency exchange movements is reflected as a one-time shift up or down in the value of the non-euro currencies relative to the euro on December 31.
Liquidity risk
Liquidity risk is inherent in much of Aegon’s business. Each asset purchased and liability incurred has its own liquidity characteristics. Some liabilities are surrenderable while some assets, such as privately placed loans, mortgage loans, real estate and limited partnership interests, have low liquidity. If Aegon requires significant amounts of cash on short notice in excess of normal cash requirements and existing credit facilities, it may have difficulty selling these investments at attractive prices or in a timely manner. Liquidity risk is also affected by the use of collateralized financial derivatives to mitigate other risks.

Aegon operates a Liquidity Risk Policy under which country units are obliged to maintain sufficient levels of highly liquid assets to meet cash demands by policyholders and account holders over the next two years. Potential cash demands are assessed under a stress scenario including spikes in disintermediation risk due to rising interest rates and concerns over Aegon’s financial strength due to multiple downgrades of the Group’s credit rating. At the same time, the liquidity of assets other than cash and government issues is assumed to be severely impaired for an extended period of time. All legal entities and Aegon Group must maintain enough liquidity in order to meet all cash needs under this extreme scenario.
Aegon held EUR 33,465 million of general account investments in cash, money market products and government bonds that are readily saleable or redeemable on demand (2019: EUR 31,066 million). The Group expects to meet its obligations, even in a stressed liquidity event, from operating cash flows and the proceeds of maturing assets as well as these highly liquid assets. Further, the Group has access to back-up
credit facilities, as disclosed in note 37 Borrowings, amounting to EUR 3,288 million which were unused at the end of the reporting period (2019: EUR 3,403 million).
The maturity analysis below shows the remaining contractual maturities of each category of financial liabilities (including coupon interest). When the counterparty has a choice of when an amount is paid, the liability is included on the basis of the earliest date on which it can be required to be paid. Financial liabilities that can be required to be paid on demand without any delay are reported in the category ‘On demand.’ If there is a notice period, it has been assumed that notice is given immediately and the repayment has been presented at the earliest date after the end of the notice period. When the amount payable is not fixed, the amount reported is determined by reference to the conditions existing at the reporting date. For example, when the amount payable varies with changes in an index, the amount disclosed may be based on the level of the index at the reporting date.
To manage the liquidity risk arising from financial liabilities, Aegon holds liquid assets comprising cash and cash equivalents and investment grade investment securities for which there is an active and liquid market. These assets can be readily sold to meet liquidity requirements. For this reason, Aegon believes that it is not necessary to disclose a maturity analysis in respect of these assets to enable users to evaluate the nature and extent of liquidity risk.

Maturity analysis – gross undiscounted contractual cash flows (for non- derivatives)	On demand	< 1 yr amount	1 < 5 yrs amount	5 < 10 yrs amount	> 10 yrs amount	Total amount
2020
Trust pass-through securities	-	8	33	91	58	191
Subordinated loans	-	103	382	283	2,842	3,610
Borrowings	-	1,033	6,627	747	1,002	9,410
Lease liabilities	-	45	97	60	76	278
Other financial liabilities	5,333	2,238	197	100	126	7,993
Total financial liabilities (excluding investment/insurance contracts)	5,333	3,427	7,337	1,282	4,105	21,482
Investment contracts 1)	16,699	2,458	1,878	1,072	795	22,903
Investment contracts for account of policyholders 1)	30,515	27,513	8	4	3	58,043
Total investment contracts	47,214	29,971	1,886	1,077	798	80,946
2019
Trust pass-through securities	-	9	36	106	67	218
Subordinated loans	-	109	437	347	3,077	3,971
Borrowings	-	3,967	4,202	1,109	1,119	10,397
Lease liabilities	-	51	120	66	92	331
Other financial liabilities	4,867	2,713	313	96	257	8,245
Total financial liabilities (excluding investment/ insurance contracts)	4,867	6,798	4,988	1,658	4,520	22,831
Investment contracts 1)	14,281	1,930	1,888	1,001	795	19,895
Investment contracts for account of policyholders 1)	32,463	26,298	6	3	2	58,772
Total investment contracts	46,744	28,228	1,894	1,004	797	78,667

1	Excluding investment contracts with discretionary participating features.
Aegon’s liquidity management is based on expected claims and benefit payments rather than on the contractual maturities. The projected cash benefit payments in the table below are based on management’s best estimates of the expected gross benefits and expenses, partially offset by the expected gross premiums, fees and charges relating to the existing business in force. Estimated cash benefit payments are based on mortality, morbidity and lapse assumptions based on Aegon’s historical experience, modified for recently observed trends. Actual payment obligations may differ if experience varies from these assumptions. The cash benefit payments are presented on an undiscounted basis and are before deduction of tax and before reinsurance.

Financial liabilities relating to insurance and investment contracts 1)	On demand	< 1 yr amount	1 < 5 yrs amount	5 < 10 yrs amount	> 10 yrs amount	Total amount
2020
Insurance contracts	-	4,269	16,104	18,382	119,092	157,847
Insurance contracts for account of policyholders	-	10,546	37,153	35,257	117,005	199,961
Investment contracts	-	8,733	8,000	2,998	3,957	23,688
Investment contracts for account of policyholders	165	12,004	27,435	28,318	72,063	139,986
	165	35,552	88,693	84,955	312,117	521,482
2019
Insurance contracts	-	3,500	13,003	15,668	119,044	151,216
Insurance contracts for account of policyholders	-	9,666	36,782	36,571	130,299	213,318
Investment contracts	-	8,857	5,837	2,503	4,347	21,544
Investment contracts for account of policyholders	181	10,311	28,244	31,766	81,024	151,527
	181	32,335	83,868	86,508	334,714	537,605

1
The liability amount in the consolidated financial statements reflects the discounting for interest as well as adjustments for the timing of other factors as described above. As a result, the sum of the cash benefit payments shown for all years in the table exceeds the corresponding liability amounts included in notes 34 Insurance contracts and 35 Investments contracts.

The following table details the Group’s liquidity analysis for its derivative financial instruments, based on the undiscounted contractual net cash inflows and outflows on derivative instruments that settle on a net basis, and the undiscounted gross inflows and outflows on those derivatives that require gross settlement.

Maturity analysis relating to derivatives 1) (Contractual cash flows)	On demand	< 1 yr amount	1 < 5 yrs amount	5 < 10 yrs amount	> 10 yrs amount	Total amount
2020
Gross settled
Cash inflows	-	23,118	3,073	3,119	7,554	36,863
Cash outflows	-	(23,429)	(2,267)	(1,974)	(4,782)	(32,451)

Net settled
Cash inflows	-	612	2,293	2,870	5,418	11,193
Cash outflows	-	(797)	(1,784)	(2,258)	(6,604)	(11,444)
2019
Gross settled
Cash inflows	-	17,162	3,098	4,470	11,628	36,357
Cash outflows	-	(17,056)	(2,922)	(3,570)	(10,071)	(33,619)

Net settled
Cash inflows	-	865	3,091	3,537	6,798	14,292
Cash outflows	-	(983)	(2,594)	(2,832)	(7,716)	(14,126)

1
Derivatives includes all financial derivatives regardless whether they have a positive or a negative value. It does not include bifurcated embedded derivatives. These are presented together with the host contract. For interest rate derivatives only, cash flows related to the pay leg are taken into account for determining the gross undiscounted cash flows.

For maturity information on other obligations, please refer to note 45 Commitments and contingencies.